                                                                   EXHIBIT 10.12


                          SHAREHOLDER CONTROL AGREEMENT


                  This Shareholder Control Agreement (this "Agreement"), is entered into as of February 4, 1999 among all of the Shareholders (as defined in Article I of this Agreement) and Luigino's, Inc., a Minnesota corporation (the "Company").

                                    RECITALS

         A. The Shareholders are the holders of all of the issued and outstanding equity securities of the Company (the "Shares").

         B. The Shareholders desire to enter into this Agreement, pursuant to
Section 302A.457 of the Minnesota Business Corporations Act, to provide certain rights to the holders of the voting equity securities of the Company (the "Voting Shareholders"), and to remove from the Board of Directors of the Company (the"Board") the power to make certain decisions concerning the management and affairs of the Company.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, covenants and provisions contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

         The following terms shall have the definitions set forth below:

         "Affiliate" has the meaning given such term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Fair Value," with respect to any security, assets or property, means that value determined in good faith by the Board, in its reasonable discretion, to be the fair value of such security, assets or property.

         "New Credit Facility" means the Amended and Restated Credit Agreement dated February 4, 1999 between the Company and The First National Bank of Chicago, as Agent.
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         "Note Indenture" means the Indenture dated as of February 4, 1999 between the Company and U.S. Bank Trust National Association, as Trustee, relating to the Series A and Series B 10% Senior Subordinated Notes Due 2006 of the Company.

         "Permitted Encumbrances" means (a) liens for taxes and other governmental charges and assessments which are not yet due and payable, (b) liens of landlords and liens of carriers, warehousemen, mechanics and materialmen and other like liens arising in the ordinary course of business for sums not yet due and payable (provided that any such non-consensual lien secures only obligations not in default and the holder thereof has not taken any steps to enforce it) and (c) other liens, claims, charges, security interests, mortgages, pledges, easements, conditional sale or title retention agreements or other defects which (i) are not material in amount, or (ii) do not materially detract from the value of or materially impair the existing use of the property affected.

         "Person" means any natural person, corporation, general partnership, limited partnership, proprietorship, other business organization, trust, union or association.

         "Shareholders" means the Persons listed on Exhibit A hereto, who are all of the holders of the voting and non-voting equity securities of the Company issued and outstanding on the date hereof, and their respective transferees, who are required by this Agreement to agree to be bound by the terms and conditions of this Agreement. The term "Shareholder" means any one of the Shareholders and, in the case of a Shareholder who is a natural person, the term "Shareholder" shall also include such Shareholder's legal representatives, executors or administrators when the context so requires.

                                   ARTICLE II

                         SIGNIFICANT BUSINESS DECISIONS

         2.1. Significant Business Decisions. Except as otherwise specifically provided in this Agreement, notwithstanding that no vote may be required, or that a lesser percentage vote may be specified by law, by the Articles of Incorporation or bylaws of the Company, or otherwise, the Company and the Shareholders agree that (i) the Company shall not take, and shall not cause or permit any subsidiary of the Company to take, any of the following actions, in a single transaction or a series of related transactions, without the unanimous approval of the Voting Shareholders, and (ii) the Board shall have no right to make or participate in any decisions regarding such actions:

         (a) amend its Certificate or Articles of Incorporation, bylaws or any other charter document;

         (b) authorize or issue, or obligate itself to issue, any equity security (including any security convertible into or exercisable or exchangeable for any equity security);


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

         (c) redeem, retire, purchase or otherwise acquire, directly or indirectly, through any of its subsidiaries or otherwise, shares of its capital stock or warrants or options with respect to such capital stock;

         (d) declare or pay any cash or other dividend or make any other distribution of any kind on, its capital stock other than dividends and distributions from a wholly-owned subsidiary of the Company to the Company or to any other wholly-owned subsidiary of the Company;

         (e) sell, lease, exchange, transfer or otherwise dispose of, any assets (including the capital stock of subsidiaries), other than sales, leases, exchanges, transfers or other dispositions of (i) inventory in the ordinary course of business and (ii) assets so sold, leased, exchanged, transferred or disposed of the Fair Value of which shall not exceed $100,000 in any fiscal year of the Company;

         (f) enter into or permit to exist any agreement or undertaking which prohibits, restricts or limits the ability of any of its subsidiaries to pay dividends or distributions to the Company or otherwise to transfer assets or engage in transactions with the Company;

         (g) recapitalize or otherwise change its capital structure in such a manner as will result in a change in control from one person to another person, either directly or indirectly, of the power to vote any of the securities or other interests having voting power for the election of directors of the Company or otherwise having voting power to direct or cause the direction of management policies of the Company;

         (h) voluntarily dissolve or liquidate;

         (i) have a subsidiary which is not wholly-owned by the Company either directly or indirectly through one or more other wholly-owned subsidiaries;

         (j) change its business in any material respect;

         (k) voluntarily subject any of its assets (including the capital stock of subsidiaries) to any lien or encumbrance, other than Permitted Encumbrances and other than in connection with indebtedness permitted under Section 2.1(o);

         (1) purchase, lease, exchange or otherwise acquire any securities or assets of any other Person, except for acquisitions of supplies and equipment in the ordinary course of business consistent with past practice, provided, however, that this Section 2.1(l) shall not apply to purchases, leases, exchanges or acquisitions between the Company and any of its wholly-owned subsidiaries or between any of its wholly-owned subsidiaries;


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

         (m) make capital expenditures or commitments for additions to property, plant or equipment constituting capital assets which individually are in an amount greater than $50,000 or in the aggregate are in an amount greater than $100,000 in any twelve (12) month period;

         (n) enter into any joint ventures or partnerships with any other
Person;

         (o) incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any indebtedness (including, without limitation, capitalized leases) or for the deferred purchase price for the acquisition of property, other than (i) accounts payable and accrued expenses incurred in the ordinary course of business, (ii) pursuant to the Note Indenture or (iii) pursuant to the terms of the New Credit Facility;

         (p) adopt, enter into or become bound by any employee benefit or incentive plan, program or arrangement, including without limitation any plan, program or arrangement pursuant to which any shares of the Company's capital stock could be issued, or amend, modify or terminate (partially or completely) any such employee benefit, incentive plan, program or arrangement;

         (q) commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal or state bankruptcy, insolvency or receivership or similar law, consent to the institution of or fail to contest in a timely and appropriate manner any such proceeding or filing, apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any of its subsidiaries, file an answer admitting the material allegations of a petition filed against it in any such proceeding, make a general assignment for the benefit of creditors; admit in writing its inability to pay its debts as they become due, or take any action for the purpose of effecting any of the foregoing;

         (r) remove, appoint and elect members of the Board, including the filling of vacancies thereon;

provided, however, that nothing in this Agreement shall remove from the Board the power to approve, disapprove, enter into, amend or modify the terms of any transaction or arrangement between the Company or any of its subsidiaries and any director, officer or shareholder of the Company, or any partner or family member of any such Person, or any Affiliate of any of the foregoing Persons.

         2.2. Designation of Voting Shareholders' Representative. The Voting Shareholders shall designated one of the Voting Shareholders as their representative (the "Representative") to act on behalf of all Voting Shareholders pursuant to, and with respect to, the matters governed by this Agreement. The Voting Shareholders initial representative is Jeno F. Paulucci. The Voting Shareholders may replace the Representative upon a vote of holders of 75% of the outstanding voting equity securities of the Company.


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

                                   ARTICLE III

                               TRANSFERS OF SHARES

         3.1. Restrictions on Transfers . No Shareholder shall sell, assign, pledge, encumber or otherwise transfer any Shares to any Person (regardless of the manner in which such Shareholder initially acquired such Shares) nor shall the Company transfer any Shares from any Shareholder to any Person (all Persons acquiring Shares from a Shareholder or from the Company, regardless of the method of transfer, shall be referred to collectively as "Transferees" and individually as a "Transferee") unless (i) such Shares bear a legend as provided in Section 3.2 and (ii) such Transferee shall have executed and delivered to the Company, as a condition precedent to any acquisition of Shares, an instrument in form and substance satisfactory to the Company confirming that such Transferee takes such Shares subject to all the terms and conditions of this Agreement, and agrees to be bound by the terms of this Agreement. The Company shall not transfer upon its books any Shares purporting to be transferred by a Shareholder to any Person except in accordance with this Agreement.

         3.2. Legend on Certificates. Each outstanding certificate representing Shares that are subject to this Agreement shall bear an endorsement reading substantially as follows:

         "The sale, assignment, pledge, encumbrance or other transfer of the securities represented by this certificate is subject to the provisions of a Shareholder Control Agreement, dated as of February 4, 1999, among the Company and the Shareholders named on the signature pages thereto, a copy of which is on file at the principal executive office of the Company."

Each Shareholder agrees to promptly present to the Company the certificates representing the Shares owned by such Shareholder so that such legend may be placed thereon.

                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1. Survival of Agreement. This Agreement shall not be terminated except by a writing signed by Shareholders holding Shares representing at least 90% of the voting Shares and 90% of the non-voting Shares then issued and outstanding.

         4.2. Binding Effect. This Agreement supersedes all prior negotiations, statements and agreements of the parties hereto with respect to the subject matter of this Agreement, and shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. If any Transferee of any Shareholder shall acquire any Shares in any manner, whether by operation of law or otherwise, such Shares shall be held subject to all of the terms of this

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

Agreement, and by taking and holding such Shares such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

         4.3 Complete Agreement. This Agreement represents the entire agreement among the Shareholders and the Company with respect to the matters set forth herein.

         4.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be signed by the Company and one or more Shareholders, and all of which are deemed to be one and the same agreement binding upon the Company and each of the Shareholders.

         4.5 Governing Law; Consent to Jurisdiction and Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, without regard to its conflicts of law doctrine. By execution and delivery of this Agreement, each of the Shareholders accepts, generally and unconditionally, the nonexclusive jurisdiction of the state or federal courts in Minnesota in any action or proceeding concerning this Agreement.

         4.6 Injunctive Relief. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties to this Agreement fail to comply with any of the obligations imposed on them by this Agreement and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

         4.7 Recapitalization, etc. In the event that any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, any equity securities of the Company by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to shareholders or combination of such equity securities or any other change in the Company's capital structure, appropriate adjustments shall be made to the provisions of this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

         IN WITNESS WHEREOF, the undersigned, thereunto duly authorized, have hereunto set their respective hands as of the day and year first above written.



THE COMPANY:
                                       LUIGINO'S, INC.

                                       By: /s/ Jeno F. Paulucci
                                           ---------------------------
                                           Jeno F. Paulucci, Chief Executive
                                           Officer


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

SHAREHOLDERS:

                              /s/ Jeno F. Paulucci
                              ---------------------------------
                              Jeno F. Paulucci, individually

                              /s/ Michael J. Paulucci
                              ---------------------------------
                              Michael J. Paulucci, individually



                              /s/ Larry W. Nelson
                              ---------------------------------
                              Larry W. Nelson

                              /s/ William H. Hippee, Jr.
                              ---------------------------------
                              William H. Hippee, Jr.

                              As trustees of the Michael J. Paulucci Trust under Paragraph 4.01 of the Irrevocable Trust Agreement of Jeno F. Paulucci dated August 31, 1996 (Jeno F. Paulucci 1996 Two-Year Annuity Trust), and not personally



                              /s/ Larry W. Nelson
                              ---------------------------------
                              Larry W. Nelson

                              /s/ William H. Hippee, Jr.
                              ---------------------------------
                              William H. Hippee, Jr.

                              As trustees of the Cynthia J. Selton Trust under Paragraph 4.01 of the Irrevocable Trust Agreement of Jeno F. Paulucci dated August 31, 1996 (Jeno F. Paulucci 1996 Two-Year Annuity Trust), and not personally







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

                              /s/ Larry W. Nelson
                              ---------------------------------
                              Larry W. Nelson


                              /s/ William H. Hippee, Jr.
                              ---------------------------------
                              William H. Hippee, Jr.

                              As trustees of the Gina Jo Paulucci Trust under Paragraph 4.01 of the Irrevocable Trust Agreement of Jeno F. Paulucci dated August 31, 1996 (Jeno F. Paulucci 1996 Two-Year Annuity Trust), and not personally



                              /s/ Larry W. Nelson
                              ---------------------------------
                              Larry W. Nelson


                              /s/ William H. Hippee, Jr.
                              ---------------------------------
                              William H. Hippee, Jr.

                              As trustees of the Jeno F. Paulucci 1996
                              Three-Year Annuity Trust under Irrevocable
                              Trust Agreement dated August 31, 1996, and not personally



                              /s/ Larry M. Scanlon
                              ---------------------------------
                              Larry M. Scanlon


                              /s/ William H. Hippee, Jr.
                              ---------------------------------
                              William H. Hippee, Jr.

                              As trustees of the Michael J. Paulucci 1996 Ten-Year Annuity Trust under Irrevocable Trust Agreement dated August 31, 1996



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

                              /s/ Larry M. Scanlon
                              ---------------------------------
                              Larry M. Scanlon

                              /s/ William H. Hippee, Jr.
                              ---------------------------------
                              William H. Hippee, Jr.

                              As trustees of the Michael J. Paulucci 1996
                              Twelve-Year Annuity Trust under Irrevocable Trust Agreement dated August 31, 1996


                              /s/ Larry W. Nelson
                              ---------------------------------
                              Larry W. Nelson


                              /s/ William H. Hippee, Jr.
                              ---------------------------------
                              William H. Hippee, Jr.,

                              As trustees of the Cynthia J. Selton 1996 Ten-Year Annuity Trust under Irrevocable Trust Agreement dated August 30,


                              /s/ Larry W. Nelson
                              ---------------------------------
                              Larry W. Nelson


                              /s/ William H. Hippee, Jr.
                              ---------------------------------
                              William H. Hippee, Jr.,

                              As trustees of the Cynthia J. Selton 1996 Twelve-Year Annuity Trust under Irrevocable Trust Agreement dated August 30, 1996


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

                              /s/ Larry W. Johnson
                              ---------------------------------
                              Larry W. Johnson


                              /s/ William H. Hippee, Jr.
                              ---------------------------------
                              William H. Hippee, Jr.

                              As trustees under the Irrevocable Trust
                              Agreement, dated December 27, 1989, creating the Cynthia J. Selton Trust of 1989


                              /s/ Larry W. Johnson
                              ---------------------------------
                              Larry W. Johnson


                              /s/ William H. Hippee, Jr.
                              ---------------------------------
                              William H. Hippee, Jr.

                              As trustees under the Irrevocable Trust
                              Agreement, dated December 27, 1989, creating the Gina Jo Paulucci Trust of 1989





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